Exhibit 10.2

CHICKEN ACQUISITION CORP.
INDEPENDENT DIRECTORS STOCK PLAN

          1. Purpose of the Plan. The purpose of the Chicken Acquisition Corp. Independent Directors Stock Plan (“Plan”) is to enable Independent Directors to elect to receive Stock in lieu of all or any portion of their Directors Fees in order to align their compensation with the equity interests of the Company’s stockholders. The Plan was approved by the Board on May 1, 2007.

          2. Definitions.

                    “Board” shall mean the Board of Directors of the Company.

                    “Company” shall mean Chicken Acquisition Corp., a Delaware corporation.

                    “Director Fees” shall mean the fees paid to an Independent Director for attending a meeting of the Board of Directors of an EPL Entity or a committee thereof, any annual retainer paid to an Independent Director for serving as a director of an EPL Entity or as chairperson of any committee of the Board of Directors of an EPL Entity, and any other fees paid to an Independent Director for extraordinary or special services as a director of an EPL Entity, in each case as established from time to time by the Board of Directors of such EPL Entity.

                    “EPL Entity” shall mean any of Holdings, EPL Intermediate, Inc., El Pollo Loco, Inc. and any of their respective wholly owned subsidiaries.

                    “Fair Market Value” of the Stock on a particular date shall be, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such stock exchange, or if the Common Stock is listed on the NASDAQ National Market, the officially quoted closing price on NASDAQ, or, if the Common Stock is listed on NASDAQ but not on the National Market, the average of the closing bid and asked prices reported by NASDAQ, in each case on the date as of which the value is to be determined (or if such date is not a trading day, as of the preceding trading day), or if the Common Stock is not so listed, the fair market value determined in good faith by the Holdings Board.

                    “Independent Director” shall mean a director of an EPL Entity who the Board of Directors of such EPL Entity has determined is independent in accordance with the provisions of Item 407(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

                    “Holdings” shall mean EPL Holdings, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company.

                    “Holdings Board” shall mean the Board of Directors of Holdings.

                    “Stock” shall mean shares of Common Stock, par value $0.01 per share, of the Company, and any other equity securities that are substituted for the Stock pursuant to Section 6 hereof.

                    “Stockholders Agreement” shall mean the Stockholders Agreement dated as of November 18, 2005, among the Company and certain other stockholders of the Company, as it may be amended from time to time.

                    “Termination Date” shall mean the date an Independent Director’s service on the Holdings Board terminates, for any reason, as determined by the Holdings Board.

          3. Stock Subject to the Plan. The maximum number of shares of Stock reserved for issuance pursuant to the Plan shall be 5000 shares, subject to adjustment as provided in Section 6 of the Plan.

          4. Annual Election. Each Independent Director shall be entitled to make an annual election to receive Stock in lieu of all or any portion of the Director Fees he or she would otherwise be entitled to receive in cash during the next year (the “Annual Election”). The Annual Election shall be made on the election form attached hereto as Appendix A (or on such other form as the Board shall from time to time approve) and shall be delivered to the Secretary of the Company and Holdings no later than December 15 of each year; provided, however, that in 2007, the Annual Election relating to Director Fees earned in 2007 must be delivered by July 1, 2007. The Annual Election shall apply to Director Fees earned in the next succeeding year and shall be irrevocable after December 31 of the year in which the Annual Election is made. The Annual Election shall specify by percentage the amount of Directors Fees that the Independent Director elects to receive in Stock.

          5. Payment. Stock in lieu of Director Fees shall be issued on a quarterly basis within 30 days of the end of each calendar quarter with respect to Director Fees earned in such quarter; provided, however, that Stock shall be issued as soon as practicable after the Independent Director’s Termination Date or upon a termination of the Plan pursuant to Section 11. The Independent Director shall receive a number of shares of Stock determined by dividing (a) 100% of the dollar amount of Director Fees the Independent Director elected to forego during the applicable calendar quarter in exchange for Stock by (b) the Fair Market Value of the Stock as of the last day of the applicable calendar quarter. The Company shall not issue fractions of shares. Whenever under the terms of this Plan a fractional share would otherwise be required to be issued, the Independent Director shall be paid in cash for such fractional share.

          6. Change in Capital Structure. In the event of any change in the Stock by reason of any stock dividend, split, combination of shares, exchange of shares, reclassification, recapitalization, merger, consolidation or other change in capitalization or transaction, appropriate adjustment shall be made by the Board in the number and kind of shares subject to the Plan and any other relevant provisions of the Plan, whose determination shall be binding and conclusive on all persons.

          7. Restrictions on Transfer.

                    (a) Except as provided in Section 13, the right to receive Stock pursuant to the Plan (“Right”) may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way. The Right shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Right contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Right shall be null and void and without effect.

                    (b) Any Stock issued to an Independent Director pursuant to the Plan shall be subject to the provisions contained in the Stockholders Agreement applicable to Stock held by Management Stockholders (as defined therein) and shall be deemed Stock (as defined in the Stockholders Agreement) for all purposes thereunder. If an Independent Director is not a party to the Stockholders Agreement, then the Company may, as a condition to the issuance of Stock hereunder, require such Independent Director to become a party to the Stockholders Agreement.

          8. Restrictive Legends. All stock certificates representing Stock issued pursuant to the Plan shall, unless otherwise determined by the Board, have affixed thereto legends substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT AMONG CHICKEN ACQUISITION CORP. AND CERTAIN MINORITY STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

          9. Administration of the Plan. The Board shall have full power, discretion and authority to interpret and administer the Plan. The Board’s interpretations and actions shall be final, conclusive and binding on all persons for all purposes.

          10. Compliance with Legal and Trading Requirements. This Plan, an Independent Director’s rights pursuant to an Annual Election, and the Company’s obligations under this Plan and any Annual Elections shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its reasonable discretion, may postpone the issuance or delivery of Stock until completion of such stock exchange or market system listing or registration, if the Stock is so listed, or qualification of such Stock or other required action under any state or federal law, rule or regulation as the Company may consider appropriate in order to comply with the applicable laws, and may require any Independent Director to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations. No provisions of this Plan shall be interpreted or construed to obligate the Company to register any Stock under federal or state law.

          11. Amendment or Termination of the Plan. Notwithstanding the existence of outstanding Annual Elections, the Board may, at any time, amend or terminate the Plan. Annual Elections in effect at the time of any amendment of the Plan shall be subject to such amendment. Upon a termination of the Plan, all outstanding Annual Elections shall be deemed null and void.

          12. No Right to Renomination. Nothing in the Plan or in any Annual Election shall confer upon any Independent Director the right to be nominated for reelection to the Holdings Board.

          13. Payments upon Death. In the event of an Independent Director’s death, any Stock issuable to such Independent Director pursuant to the Plan shall be issued to the beneficiary designated by the Director, or in the absence of an executed beneficiary form, to the person legally entitled thereto, as designated under his or her will, or to such heirs as determined under the laws of intestacy for the state of his or her domicile.

          14. No Rights as a Stockholder. An Independent Director shall not have any rights or privileges of a stockholder with respect to any Stock unless and until certificates representing such Stock shall be issued by the Company to such person.

          15. Governing Law. The Plan and all actions taken under the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

APPENDIX A

CHICKEN ACQUISITION CORP.

Independent Directors Stock Plan
Annual Election Form

          The undersigned Independent Director hereby elects to receive Stock in lieu of Director Fees pursuant to the Chicken Acquisition Corp. (the “Company”) Independent Directors Stock Plan (the “Plan”) in accordance herewith. This Annual Election is subject to the terms and conditions of the Plan. Any capitalized terms used herein that are not defined shall have the meanings given them in the Plan, a copy of which has been previously delivered to the undersigned.

Name:	_______________________________

Percentage of Director Fees
to be paid in Stock:	_________%

          This election applies to Director Fees earned in the next calendar year and is irrevocable after December 31 of this year.

Investment Representations

The undersigned hereby represents and warrants to the Company that:

          $     The Stock is being acquired for my own account, for investment and without any present intention of distributing or reselling such Stock except as may be permitted under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws;

          $     I understand that the Stock has not been registered under the Securities Act or any state securities law; that the Stock must be held indefinitely unless it is registered under the Securities Act or unless an exemption from such registration is available; that the Company is under no obligation to register the Stock; and, that an exemption from registration may not be available;

          $     I have a pre-existing business relationship with the Company or its officers, directors or controlling persons, and by reason of my business or financial experience I have the capacity to protect my own interest in connection with the purchase of the Stock; and

$ I am fully aware that there may be no public trading market for the Stock and that I may not be able to sell or dispose of the Stock.

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          I will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the Stock by me is contrary to these representations and agreements.

Transfer Restrictions

          The undersigned acknowledges and agrees that the Stock is subject to the restrictions on transfer set forth in the Plan, the terms of which are hereby incorporated herein by reference.

          The undersigned acknowledges and agrees that the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of the Stock does not violate the Securities Act or applicable state securities laws and that the certificates for the Stock will bear appropriate legends prohibiting the transfer thereof except in compliance with the terms hereof and applicable federal and state securities laws.

Tax Consequences

          The undersigned understands that the acquisition of the Stock in lieu of Director Fees could result in adverse tax consequences. The undersigned has consulted with any tax consultants he deems advisable in connection with this election and he is not relying on the Company for any tax advice.

Date:	_______________________________	_______________________________
Signature

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